LEASE TERMINATION, ATTORNMENT AND MODIFICATION AGREEMENT

THIS LEASE TERMINATION, ATTORNMENT AND MODIFICATION AGREEMENT (this “Agreement”) made as of this 20th day of November, 2008, by and between 75 BROAD, LLC, a New York limited liability company, having an office at 150 Broadway, Suite 800, New York, New York 10038 (hereinafter "Owner"), DELTATHREE INC., a Delaware corporation, having an office at 419 Lafayette Street, New York, NY 10003 (hereinafter "Tenant"), and EMARKETER, INC., a Delaware corporation having an office at 75 Broad Street, 32nd Floor, New York, New York 10004 (hereinafter "Subtenant" and together with Tenant and Owner, the “Parties”).

WHEREAS, Owner and Tenant executed that certain agreement of lease dated as of December 14, 1999 (as amended, the “Lease”, which is attached hereto as Exhibit A), covering certain space presently consisting of the entire rentable area of the 31st floor and entire rentable area of the 32nd floor (collectively, the “Premises”), in the building known as 75 Broad Street, in the Borough of Manhattan, City of New York (the “Building”) as more particularly described in the Lease;

WHEREAS, Tenant and Subtenant entered into that certain sublease agreement dated as of August 25, 2003, whereby Tenant sublet to Subtenant the entire 32nd floor portion of the Premises (modified by that certain modification agreement dated September 10, 2003, and further modified by that certain second sublease modification dated July 15, 2008 and that certain letter dated July 21, 2008 from Subtenant to Tenant; collectively, the “Second Sublease Modification”), whereby Tenant sublet to Subtenant the balance (i.e., the entire 31st floor) of the Premises to Subtenant (collectively the “Sublease”, which is attached hereto as Exhibit B);

WHEREAS, Owner, Tenant and Subtenant entered into that certain consent to sublease and lease extension agreement dated as of July 15, 2008 (the “Consent”, which is attached hereto as Exhibit C);

WHEREAS, Tenant has requested that Owner terminate the term of the Lease with respect to Tenant only and Subtenant has requested that Subtenant be allowed to attorn to Owner (as provided for in the Consent); and

WHEREAS, Owner is willing to terminate the Lease with respect to Tenant only and continue the Sublease with Subtenant as provided for in the Consent, subject to, and in reliance upon, the representations, warranties, covenants, terms and conditions contained herein.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

FIRST:  Notwithstanding anything contained in the Lease to the contrary, but subject to the terms and conditions herein (including without limitation payment of the Termination Fee, as hereinafter defined), the term of the Lease with respect to Tenant only shall terminate on the Payment Date (as defined herein). The date this Agreement is fully executed and delivered by all parties shall herein be referred to as the "Effective Date". All rental and other charges payable under the Lease shall continue to be paid by Tenant, pursuant to the Lease, through the Payment Date.

SECOND:  In consideration for the early termination of the Lease, in addition to all amounts due from Tenant under the Lease and hereunder, Tenant shall, on or before December 1, 2008 (the “Payment Date”), pay to Owner the sum of FOUR HUNDRED FIFTY THOUSAND and 00/100 DOLLARS ($450,000.00; the “Termination Fee”). The Termination Fee shall be due and payable by Tenant, on or prior to the Payment Date, by wire transfer to Owner in accordance with Owner’s wire instructions attached hereto as Exhibit D. Notwithstanding anything contained herein to the contrary, in the event the Termination Fee is not delivered by Tenant and received by Owner and the Replacement L/C (as defined in Article Fifth hereof) is not delivered by Subtenant and received by Owner on or before the Payment Date, then this Agreement shall be null and void and the Lease, Sublease and Consent will continue in full force and effect as if this Agreement had never been executed. Upon timely receipt of the Termination Fee and Replacement L/C by Owner, Owner and/or Subtenant, as applicable, agrees that (i) Tenant shall have no further obligations under the Lease, Sublease, or Consent; and (ii) Tenant shall be released from any and all liability related thereto and Owner shall execute and deliver to Tenant the Release (the “Tenant Release”), in the form attached hereto as Exhibit E; provided, however, Owner shall have a right of indemnification, contribution or other similar type claim against Tenant arising from any claim asserted against Owner by a third party relating to any actions or inactions taken by or not taken by Tenant arising out of the Lease and associated with the Premises during the period prior to the Effective Date. At the time of the delivery of the Tenant Release by Owner to Tenant, Tenant shall deliver to Owner a release in the form attached hereto as Exhibit F. Upon receipt of the Termination Fee and to the extent Owner has received the Replacement L/C, Owner shall deliver the original Letter of Credit it holds pursuant to Article 34 of the Lease (the “Tenant L/C”) to Tenant and shall execute any and all necessary documents reasonably requested by Tenant to release and otherwise terminate the Tenant L/C. Further, upon the Effective Date, Tenant shall deliver the original Subtenant Letter of Credit (as defined in the Second Sublease Modification) (the “Subtenant L/C”) to Subtenant to allow Subtenant to obtain the Replacement L/C. Subtenant agrees to timely pursue the issuance of the Replacement L/C in good faith so that the Replacement L/C shall be issued to Owner on or prior to the Payment Date. To the extent the Termination Fee or Replacement L/C is not received by Owner on or prior to the Payment Date, Tenant shall deliver the Tenant L/C to Owner, Subtenant shall deliver the Subtenant L/C to Tenant as soon as practicable and if applicable, Owner will terminate and otherwise deliver the Replacement L/C to Subtenant and Owner shall deliver the Termination Fee to Tenant (to the extent the Termination Fee was received by Owner).

THIRD:  On the Payment Date, Tenant shall surrender possession of the Premises to Owner as provided for in the Lease as modified by the Consent; provided, however, Tenant shall have no obligation to complete the restoration requirements set forth in Paragraph 16 of the Consent.

FOURTH:  [INTENTIONALLY DELETED]

FIFTH:  Effective from and after the Payment Date, the Lease shall be amended as follows:

(1)  The tenant under the Lease, and all references thereto, shall mean Subtenant (i.e., EMARKETER, INC.)

(2)  The Fixed Rent set forth in Exhibit B of the Lease (“Fixed Rent”) shall be deemed to be and hereby is deleted therefrom and Subtenant shall pay Fixed Rent to Owner with respect to the Premises in accordance with the following rent schedule:

Payment Date - June 30, 2009	Seven Hundred Eleven Thousand One Hundred Two and 00/100 Dollars ($711,102.00) per annum, ($59,258.50 per month)

July 1, 2009 - June 30, 2010	Seven Hundred Twenty Eight Thousand Eight Hundred Seventy-Nine and 55/100 Dollars ($728,879.55) Dollars per annum, ($60,739.97 per month)

July 1, 2010 - June 30, 2011	Seven Hundred Forty Seven Thousand One Hundred One and 54/100 Dollars ($747,101.54) Dollars per annum, ($62,258.47 per month)

July 1, 2011 - June 30, 2012	Seven Hundred Sixty Five Thousand Seven Hundred Seventy Nine and 08/100 Dollars ($765,779.08) per annum, ($63,814.93 per month)

July 1, 2012 - June 30, 2013	Seven Hundred Eighty Four Thousand Nine Hundred Twenty Three and 55/100 Dollars ($784,923.55) per annum, ($65,410.30 per month)

July 1, 2013 - July 31, 2013	Eight Hundred Four Thousand Five Hundred Forty Six and 64/100 Dollars ($804,546.64) per annum, ($67,045.56 per month)

(3)  Subtenant shall deliver to Owner an irrevocable letter of credit in the form attached to the Second Sublease Modification, and if not accepted by the bank, then such form first approved by Owner, and from Citibank N. A. or such other  bank  as Owner may approve, in the amount of $850,000 (the “Replacement L/C”) and otherwise as provided for in Article 34 of the Lease, which Owner shall hold for the balance of the term of the Lease in accordance with Article 34 thereof. Such Replacement L/C shall be issued to Owner on or prior to the Payment Date; PROVIDED HOWEVER that if Subtenant shall fail to timely deliver the Replacement L/C, such failure shall not be deemed to be a default hereunder but in that event either Owner or Tenant, as their sole remedy for such failure, may elect to terminate this Agreement by giving written notice to the Parties whereupon  this Agreement shall be null and void and the Lease, Sublease and Consent will continue in full force and effect as if this Agreement had never been executed, and the Parties shall promptly act as follows: (i) Tenant shall deliver the Tenant L/C to Owner; (ii) Subtenant shall deliver the Subtenant L/C to Tenant; (iii) Owner return to Subtenant any letter of credit submitted as the Replacement L/C;  and, (iv) Owner shall deliver the Termination Fee to Tenant (to the extent the Termination Fee was received by Owner). Subtenant agrees that it shall in good faith pursue the issuance of the Replacement L/C on or prior to the Payment Date. Owner and Subtenant shall immediately deliver written notice as well as a copy of the Replacement L/C to Tenant upon Owner’s receipt of the Replacement L/C.

(4)  Subtenant shall attorn to Owner and, Owner agrees to, continue the Sublease with the same force and effect as if Owner, as lessor, and Subtenant, as lessee, had entered into a lease as of the Payment Date, and containing the same monetary provisions as those contained in the Sublease (and as otherwise provided in the Consent, the Lease and herein).

(5)  The Lease, as modified hereby and by the Sublease and Consent, shall continue between Owner and Subtenant and that certain Assignment and Assumption of Interest dated July 15, 2008 shall no longer be of any force and effect.

(6)  Tenant shall be released from liability under the Lease and Sublease first accruing from and after the Payment Date.

(7)  Subtenant assumes the Lease and agrees to continue in and accept possession of the Premises and all Building systems in their then “as-is” physical condition on the Payment Date, it being understood and agreed that Owner shall not be obligated to make any improvements in order to make the Premises suitable and ready for continued occupancy and use by Subtenant.

SIXTH:  The Parties each represent and warrant to the other that each has not dealt with any broker in connection with this Agreement, and that no broker negotiated this Agreement or is entitled to any commission in connection therewith. Tenant shall indemnify and hold Owner harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with Tenant in connection with this Agreement and for any and all costs incurred by Owner in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. Subtenant and Owner will each (as the indemnifying party) indemnify and hold the other (the indemnified party) harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with the indemnifying party in connection with this Agreement and for any and all costs incurred by the indemnified party in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. The provisions of this Article Sixth shall survive the cancellation or expiration of the Sublease, Lease and this Agreement.

SEVENTH:  If and to the extent any of the provisions of this Agreement conflict or are otherwise inconsistent with the Lease, Sublease or Consent, this Agreement shall govern and control. If any provision of this Agreement or its application to any person or circumstances is invalid or unenforceable to any extent, the remainder of this Agreement, or the applicability of such provision to other persons or circumstances, shall be valid and enforceable to the fullest extent permitted by law and shall be deemed to be separate from such invalid or unenforceable provisions and shall continue in full force and effect. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.

EIGHTH:   Owner acknowledges the provisions of Section 1.5 of the Second Sublease Modification, and agrees that the exercise of the right of Subtenant pursuant thereto (provided such exercise is timely and in accordance with the terms contained in Section 1.5 of the Second Sublease Modification) shall be effective to terminate the Sublease and the Lease as against Owner notwithstanding Subtenant’s agreement to attorn to Owner and the provisions for Subtenant to assume the Lease from and after the Payment Date.

NINTH:  Owner will reasonably cooperate with Subtenant to understand the electricity bills for the period from and after August 1, 2008 with respect to the Premises.

TENTH:  Upon the Payment Date Tenant hereby surrenders to Owner and relinquishes any and all rights to, any and all furniture owned by Tenant and currently located in the Premises (“Furniture”). Subtenant shall have the right to use the Furniture, in its current, as is condition, for the balance of the term of the Lease. Owner makes no representation or warranty with respect to the condition of the Furniture and shall have no obligation with respect thereto and neither Subtenant nor Owner shall have any obligation with respect to insuring, maintaining, replacing or repairing such Furniture. On the Expiration Date, or sooner termination of the Lease, Subtenant shall leave the Furniture in its then current condition at the Premises.

ELEVENTH:   Subtenant, to the best of its knowledge, hereby represents, warrants and certifies to Owner that (i) the Sublease is unmodified and in full force and effect, (ii) Tenant and Subtenant are not in default under the Sublease, (iii) no event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default by Tenant or Subtenant under the Sublease, (iv) Subtenant has no right to any setoffs, defenses, or counterclaims against the enforcement of any of the agreements, terms, covenants or conditions of the Sublease to be paid, complied with or performed by Tenant and (v) the term of the Lease shall expire on July 31, 2013 (subject to Subtenant’s option to terminate strictly in accordance with Section 1.5 of the Second Sublease Modification). Tenant, to the best of its knowledge, hereby represents, warrants and certifies to Owner that (i) the Sublease is unmodified and in full force and effect, (ii) Tenant and Subtenant are not in default under the Sublease, (iii) no event has occurred which, with the passage of time or the giving of notice or both, would constitute an event of default by Tenant or Subtenant under the Sublease, (iv) Subtenant has no right to any setoffs, defenses, or counterclaims against the enforcement of any of the agreements, terms, covenants or conditions of the Sublease to be paid, complied with or performed by Tenant and (v) Tenant has no right to any setoffs, defenses, or counterclaims against the enforcement of any of the agreements, terms, covenants or conditions of the Lease to be paid, complied with or performed by Owner.

TWELFTH:  Any default by Subtenant under the Lease, may at Owner’s option, also be deemed a default by Subtenant under that certain direct lease dated July 11, 2006 between Owner and Subtenant (the “Direct Lease”) and any default by Subtenant under the Direct Lease, may at Owner’s option, also be deemed a default by Subtenant under the Lease.

THIRTEENTH:  The Parties each represent and warrant that each has the full right, power and authority to enter into this Agreement and that the person or persons executing this Agreement on behalf of Tenant, Subtenant or Owner, as the case may be, are duly authorized to do so.

FOURTEENTH:  Except to the extent modified and amended by the foregoing, the Lease is hereby ratified and confirmed in all respects. Any references herein to “the Lease” or “this Lease” shall be deemed to mean the Lease as modified by this Agreement, except to the extent otherwise provided herein.

FIFTEENTH:  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. A telecopied signature herein shall be deemed an original for all purposes.

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IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

75 BROAD, LLC

By:	/s/ Joseph Jerome
Name: Joseph L. Jerome
Title: Managing Member

DELTA THREE INC.

By:	/s/ Richard Grant
Name: Richard Grant
Title: Chief Financial Officer

EMARKETER, INC.

By:	/s/ Terry Chabrowe
Name: Terry Chabrowe
Title: COO

State of New York	)
	)	ss.:
County of Richmond	)

On the 20th day of November in the year 2008 before me, the undersigned, personally appeared Joseph Jerome, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they is the _________________ of 75 Broad, LLC, a limited liability company, and that he/she/they executed the same in his/her/their capacity(ies) as such officer of said corporation, and that by his/her/their signature(s) on the instrument, the corporation upon behalf of which the individual(s) acted, executed the instrument.

/s/ Dawn Leonardi

State of	)
	)	ss.:
County of	)

On the _____ day of _____________ in the year 2008 before me, the undersigned, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they is the _________________ of Deltathree Inc., a corporation, and that he/she/they executed the same in his/her/their capacity(ies) as such officer of said corporation, and that by his/her/their signature(s) on the instrument, the corporation upon behalf of which the individual(s) acted, executed the instrument.

_______________________________

State of	)
	)	ss.:
County of	)

On the _____ day of _____________ in the year 2008 before me, the undersigned, personally appeared __________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they is the _________________ of eMarketer, Inc., a corporation, and that he/she/they executed the same in his/her/their capacity(ies) as such officer of said corporation, and that by his/her/their signature(s) on the instrument, the corporation upon behalf of which the individual(s) acted, executed the instrument.

________________________________

EXHIBIT A

Lease

EXHIBIT B

Sublease

EXHIBIT C

Consent

EXHIBIT D

Wire Instructions

EXHIBIT E

Release

TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT 75 BROAD, LLC, a New York limited liability company, having an office at 150 Broadway, Suite 800, New York, New York 10038 on behalf of itself, its partners, employees, agents, attorneys, affiliates, associated companies, insurers, predecessors, heirs, administrators, executors, representatives, successors, and assigns (collectively, referred to as the "RELEASOR"), in consideration of valuable consideration in the sum of FOUR HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($450,000.00) received from DELTATHREE INC., a Delaware corporation, having an office at 75 Broad Street, 31st Floor, New York, New York 10004 (“Deltathree”) , the receipt and sufficiency of which is hereby acknowledged, and excepting “Reserved Claims” (as that term is defined below), hereby unconditionally releases, remises, acquits, and forever discharges, Deltathree, and each and every one of its respective past and present partners, employees, agents, attorneys, affiliates, associated companies, insurers, predecessors, heirs, administrators, executors, successors and assigns, and the heirs, executors, trustees, administrators, predecessors, successors and assigns of any such persons and/or entities (collectively, referred to as the "RELEASEES") of and from any and all manners of action, causes of action, suits, debts, dues, sums of money, compensation, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, guaranties, costs, expenses, compensation, variances, trespasses, damages, judgments, extents, executions, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity (collectively “Claims”), whether now known or unknown, past, present or future, asserted or unasserted, contingent or liquidated, at law or in equity or admiralty, or resulting from any assignment, if any, which the RELEASOR ever had, now has, claims to have had, now claims to have, or hereafter can, shall, or may claim to have against any of the RELEASEES for, upon, or by reason of, on account of, arising out of, resulting from, or in any way connected with any matter, cause or thing whatever from the beginning of the world to the day of the date of this RELEASE (collectively, "Released Claims").

The RELEASOR warrants and covenants that, with the exception of “Reserved Claims” (as that term is defined below) it will never institute any suit or action at law or otherwise against the RELEASEES as a result of the Released Claims and further agrees to indemnify and hold harmless the RELEASEES from any and all causes of action, legal proceedings and expenses and costs, including attorney's fees incurred, which might hereafter be instituted or asserted against or incurred by the RELEASEES as a result of any claim or cause of action relating to the Released Claims brought by or caused to be brought by the RELEASOR.

RELEASOR and RELEASEES hereby expressly covenant that notwithstanding any provision in this or any other agreement to the contrary, RELEASEES shall not be and hereby acknowledge that they are not released from Releasor’s right of indemnification, contribution or other similar type claim against Releasees arising from any claim asserted against Releasor by a third party relating to any actions or inactions taken by or not taken by Releasees arising out of the Lease and associated with the Premises during the period prior to the Effective Date (“Reserved Claims”).

It is understood that with the exception of the Reserved Claims, this RELEASE releases any and all claims of any type or nature whatsoever which the RELEASOR or any person may now or hereafter have against the RELEASEES as a result of the matters mentioned above and that this is a full and final settlement, compromise, accord and satisfaction of doubtful and disputed claims and that the payment made in consideration hereof is not to be construed as an admission of liability or debt on the part of the RELEASEES.

The RELEASOR further covenants and warrants that no Released Claim or any part of any Released Claim has been assigned to any person, firm, corporation, or other entity, and that no other person, firm, corporation, or other entity has any right of subrogation whatsoever to any Released Claim. The RELEASOR covenants and warrants that it is the sole party in interest as to any Released Claim, all of which Released Claims are fully and finally settled for the consideration shown. The RELEASOR further covenants and warrants that with regard to the Released Claims, neither it, nor anyone or any entity on its behalf, will pursue, execute on, or attempt to collect any judgment against any person, firm, or corporation that has or may have a right of contribution or indemnity against the RELEASEES.

And since the purpose of this settlement is to end this matter forever, the RELEASOR agrees, covenants, and warrants, that should it develop that there are any errors or mistakes, whether legal or actual and whether mutual or unilateral, which causes this document to be defective or which causes the release and indemnification of the RELEASEES to be less than full and complete for all claims other than the Reserved Claims, the RELEASOR will execute any and all instruments and do any and all things necessary to effectuate a full, final, and complete release and indemnification of the RELEASEES as it relates to the Released Claims.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

The RELEASOR has carefully read the above and foregoing release and knows it contents. This RELEASE contains the entire agreement between the parties, and with regard to the matters set out, there are no other understandings or agreements between the parties except as is specifically set out.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

75 BROAD, LLC

By:
Name:
Title:

DELTA THREE INC.

By:
Name:
Title:

EMARKETER, INC.

By:
Name:
Title:

EXHIBIT F
Release

TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT DELTATHREE INC., a Delaware corporation, having an office at 75 Broad Street, 31st Floor, New York, New York 10004 (“Deltathree”) on behalf of itself, its partners, employees, agents, attorneys, affiliates, associated companies, insurers, predecessors, heirs, administrators, executors, representatives, successors, and assigns (collectively, referred to as the "RELEASOR"), in consideration of the covenants in that certain Lease Termination, Attornment and Modification Agreement and other good and valuable consideration received from 75 BROAD, LLC, a New York limited liability company, having an office at 150 Broadway, Suite 800, New York, New York 10038 (“75 Broad”), the receipt and sufficiency of which is hereby acknowledged, hereby unconditionally releases, remises, acquits, and forever discharges, 75 Broad, and each and every one of its respective past and present partners, employees, agents, attorneys, affiliates, associated companies, insurers, predecessors, heirs, administrators, executors, successors and assigns, and the heirs, executors, trustees, administrators, predecessors, successors and assigns of any such persons and/or entities (collectively, referred to as the "RELEASEES") of and from any and all manners of action, causes of action, suits, debts, dues, sums of money, compensation, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, guaranties, costs, expenses, compensation, variances, trespasses, damages, judgments, extents, executions, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity whether now known or unknown, past, present or future, asserted or unasserted, contingent or liquidated, at law or in equity or admiralty, or resulting from any assignment, if any, which the RELEASOR ever had, now has, claims to have had, now claims to have, or hereafter can, shall, or may claim to have against any of the RELEASEES for, upon, or by reason of, on account of, arising out of, resulting from, or in any way connected with any matter, cause or thing whatever from the beginning of the world to the day of the date of this RELEASE (collectively, "Claims").

The RELEASOR warrants and covenants that it will never institute any suit or action at law or otherwise against the RELEASEES as a result of the Claims and further agrees to indemnify and hold harmless the RELEASEES from any and all causes of action, legal proceedings and expenses and costs, including attorney's fees incurred, which might hereafter be instituted or asserted against or incurred by the RELEASEES as a result of any claim or cause of action relating to the Claims brought by or caused to be brought by the RELEASOR.

It is understood that this RELEASE releases any and all claims of any type or nature whatsoever which the RELEASOR or any person may now or hereafter have against the RELEASEES as a result of the matters mentioned above and that this is a full and final settlement, compromise, accord and satisfaction of doubtful and disputed claims and that the payment made in consideration hereof is not to be construed as an admission of liability or debt on the part of the RELEASEES.

The RELEASOR further covenants and warrants that no Claim or any part of any Claim has been assigned to any person, firm, corporation, or other entity, and that no other person, firm, corporation, or other entity has any right of subrogation whatsoever to any Claim. The RELEASOR covenants and warrants that it is sole party in interest as to any Claim, all of which Claims are fully and finally settled for the consideration shown. The RELEASOR further covenants and warrants that neither it, nor anyone or any entity on its behalf, will pursue, execute on, or attempt to collect any judgment against any person, firm, or corporation that has or may have a right of contribution or indemnity against the RELEASEES.

And since the purpose of this settlement is to end this matter forever, the RELEASOR agrees, covenants, and warrants, that should it develop that there are any errors or mistakes, whether legal or actual and whether mutual or unilateral, which causes this document to be defective or which causes the release and indemnification of the RELEASEES to be less than full and complete, the RELEASOR will execute any and all instruments and do any and all things necessary to effectuate a full, final, and complete release and indemnification of the RELEASEES as it relates to the Claims.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

The RELEASOR has carefully read the above and foregoing release and knows it contents. This RELEASE contains the entire agreement between the parties, and with regard to the matters set out, there are no other understandings or agreements between the parties except as is specifically set out.

IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals as of the day and year first above written.

75 BROAD, LLC

By:
Name:
Title:

DELTA THREE INC.

By:
Name:
Title:

EMARKETER, INC.

By:
Name:
Title: